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                                                                      EXHIBIT 23


                  CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


         As independent public accountants, we hereby consent to the incorporation by reference of our reports dated June 22, 1994, included and incorporated by reference in Manor Care, Inc.'s Form 10-K for the year ended May 31, 1994, into the Company's previously filed Registration Statement File Nos. 2-80129, 2-73420, 33-9766, 33-20241, 33-27834, 33-36213, 2-78242,
33- 52734, 33-64680 and 33-67850.





                                           Arthur Andersen & Co.



Washington, D.C.,
August 26, 1994